EXHIBIT 10.32

                                                                  EXECUTION COPY

                REAFFIRMATION OF GUARANTEE AND SECURITY DOCUMENTS
                -------------------------------------------------

                            Dated as of June 5, 2003

         Reference is made to the Third Amended and Restated Credit Agreement dated as of June 5, 2003 (the "Credit Agreement"), among Cross Country Healthcare, Inc., a Delaware corporation (the "Borrower"), the Lenders party thereto, Citigroup Global Markets Inc., as Sole Bookrunner and Joint Lead Arranger, Wachovia Securities LLC, as Joint Lead Arranger, Citicorp USA, Inc., as issuing bank, as swingline lender, as Administrative Agent for the Lenders and as Collateral Agent for the Lenders, Wachovia Bank, National Association, as Syndication Agent, and General Electric Capital Corporation, Key Corporate Capital Inc., LaSalle Bank N.A. and SunTrust Bank, as Documentation Agents. Capitalized terms used but not defined herein have the meanings assigned to them in the Credit Agreement.

         Each Subsidiary Guarantor, by its signature below, hereby acknowledges notice and receipt of, and consents to the terms of, the Credit Agreement.

         Each Subsidiary Guarantor, by its signature below, hereby affirms its Guarantee of the Obligations and (to the extent applicable) the pledge of its assets as Collateral to secure such Obligations, all as provided in the Collateral Documents, the Subsidiary Guarantee Agreement and the Indemnity, Subrogation and Contribution Agreement, as previously executed, and acknowledges and agrees that such Guarantee and, if applicable, pledge continue in full force and effect in respect of, and to secure, the Obligations.

         Furthermore, the Borrower hereby affirms that each of the Collateral Documents and the Indemnity, Subrogation and Contribution Agreement previously executed by it, shall continue to be in full force and effect to secure the Obligations.

                            [signature pages follow]

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         IN WITNESS WHEREOF, the parties hereto have caused this reaffirmation of guarantee and security documents to be duly executed by their respective authorized officers as of the day and year first above written.

                                   CROSS COUNTRY HEALTHCARE, INC.,

                                   By:  /s/ Emil Hensel
                                        ----------------------------------------
                                            Name: Emil Hensel
                                            Title: Chief Financial Officer

                                   ASSIGNMENT AMERICA, INC.,

                                   By: /s/ Stephen W. Rubin
                                            Name: Stephen W. Rubin
                                        ----------------------------------------
                                            Title: Secretary

                                   CROSS COUNTRY TRAVCORPS, INC.,

                                   By: /s/ Emil Hensel
                                        ----------------------------------------
                                            Name: Emil Hensel
                                            Title: Treasurer

                                   CROSS COUNTRY LOCAL, INC.,

                                   By: /s/ Emil Hensel
                                        ----------------------------------------
                                            Name: Emil Hensel
                                            Title: Chief Operating Officer

                                   NOVAPRO, INC.,

                                   By: /s/ Emil Hensel
                                        ----------------------------------------
                                            Name: Emil Hensel
                                            Title: Treasurer

                                   TVCM, INC.,

                                   By: /s/ Stephen W. Rubin
                                        ----------------------------------------
                                            Name: Stephen W. Rubin
                                            Title: Secretary

                                   CC STAFFING, INC.,

                                   By: /s/ Emil Hensel
                                        ----------------------------------------
                                            Name: Emil Hensel
                                            Title: President

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                                   CROSS COUNTRY CONSULTING, INC.,

                                   By: /s/ Stephen W. Rubin
                                        ----------------------------------------
                                            Name: Stephen W. Rubin
                                            Title: Secretary

                                   CEJKA & COMPANY,

                                   By: /s/ Stephen W. Rubin
                                        ----------------------------------------
                                            Name: Stephen W. Rubin
                                            Title: Assistant Secretary

                                   CLINFORCE, INC.,

                                   By: /s/ Emil Hensel
                                        ----------------------------------------
                                            Name: Emil Hensel
                                            Title: Vice President

                                   CROSS COUNTRY SEMINARS, INC.,

                                   By: /s/ Stephen W. Rubin
                                        ----------------------------------------
                                            Name: Stephen W. Rubin
                                            Title: Secretary

                                   E-STAFF, INC.,

                                   By: /s/ Emil Hensel
                                        ----------------------------------------
                                            Name: Emil Hensel
                                            Title: Chief Financial Officer

                                   CROSS COUNTRY NURSES, INC.

                                   By: /s/ Stephen W. Rubin
                                        ----------------------------------------
                                            Name: Stephen W. Rubin
                                            Title: Secretary

                                   Accepted and Agreed:

                                   CITIGROUP USA, INC., as Collateral Agent,

                                   By: /s/
                                        ----------------------------------------
                                            Name:
                                            Title:

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